Supplement dated December 3, 2010 to the
PNC Advantage Funds Statement of Additional Information (“SAI”)
Dated October 1, 2010
This Supplement provides new and additional information beyond that contained in the above-mentioned
SAI and should be read in conjunction with the SAI.
     A. The section entitled “Disclosure of Portfolio Holdings” on pages 3-4 of the SAI is to be deleted and replaced in its entirety with the following:
Disclosure of Portfolio Holdings
In accordance with PNC Advantage Funds’ policies and procedures, BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon Investment Servicing”) is responsible for dissemination of information about PNC Advantage Funds’ portfolio securities. PNC Advantage Funds, its co-administrators (the Adviser and BNY Mellon Investment Servicing, together the “Co-Administrators”) and Adviser (together, the “Service Providers”) may only disclose information concerning securities held in PNC Advantage Funds’ portfolios under the following circumstances:
(i) Within five business days following the end of each calendar month, BNY Mellon Investment Servicing shall post all securities held by each Fund as of the most recent month end, together with each security’s percentage of total net assets of the portfolios on the PNC Advantage Funds’ website.
(ii) As required by the federal securities laws, including the 1940 Act, PNC Advantage Funds shall disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Forms N-CSR, N-Q and N-MFP or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.
     Each of PNC Advantage Funds’ Service Providers is required to keep the Funds’ portfolio information confidential either pursuant to its agreement with PNC Advantage Funds or because of the nature of its relationship to PNC Advantage Funds. In the event that PNC Advantage Funds or a Service Provider discloses PNC Advantage Funds’ portfolio securities holdings to a selected third party for a legitimate business purpose, such third party shall be required to keep the information confidential and shall not trade on such information.
     Neither PNC Advantage Funds, a Service Provider nor any of their affiliated persons (as that term is defined in the 1940 Act) shall receive compensation in any form, whether in cash or otherwise, in connection with the disclosure of information about PNC Advantage Funds’ portfolio securities.
     With respect to the monthly disclosure of portfolio holdings on PNC Advantage Funds’ website as previously discussed, BNY Mellon Investment Servicing is authorized to prepare and post to PNC Advantage Funds’ website its portfolio holdings and is also responsible for routine portfolio holdings disclosure to third party service providers of auditing, custody, proxy voting and other services to PNC Advantage Funds, or disclosure to a rating or ranking organization. BNY Mellon may provide the PNC Advantage Funds’ portfolio securities holdings to any individual or entity, including ratings and rankings organizations, at the same time it is filed with the SEC or one day after the information is provided on the PNC Advantage Funds’ website.
     BNY Mellon may disclose the PNC Advantage Funds’ non-public portfolio securities holdings (holdings not yet filed with the SEC or provided on the PNC Advantage Funds’ website) as part of the normal investment activities of PNC Advantage Funds to the following third-party service providers that, by explicit agreement or by virtue of their respective duties to PNC Advantage Funds, are required to maintain the confidentiality of the information disclosed: the investment adviser; sub-advisers; distributor; administrator; sub-administrator; independent auditors; proxy voting agent; fund accountants; pricing agents; custodians; securities lending agents; counsel to the fund or the non-interested trustees; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation.
     BNY Mellon Investment Servicing, as authorized by PNC Advantage Funds’ President, Vice President, Treasurer, CCO or the Adviser’s President, may also disclose PNC Advantage Funds’ non-public portfolio securities
SP-ADVSAI-1210

holdings to non-service provider third parties and third-party service providers for legitimate business purposes including, but not limited to, disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Adviser; disclosure to a newly hired investment adviser or sub-adviser prior to its commencing its duties; disclosure to a rating or ranking organization; or disclosure of investment models that mirror a portfolio’s holdings to investment professionals in a one-on-one context if such model disclosure is subject to trade rotation with the applicable portfolio it mirrors. Such non-service provider third parties and third-party service providers must enter into a written agreement in a form acceptable to PNC Advantage Funds and its counsel in which the third party agrees to: (a) limit the use of the non-public portfolio securities holdings to the approved “legitimate business purpose;” (b) keep the non-public portfolio securities holdings confidential; and (c) provide that employees of the third party shall not trade based upon that information in accounts in which they have a beneficial interest.
     In order to ensure that the disclosure of PNC Advantage Funds’ portfolio securities is in the best interests of PNC Advantage Funds’ shareholders and to avoid any potential or actual conflicts of interest with BNY Mellon Investment Servicing, the Adviser, PNC Advantage Funds’ principal underwriter or any affiliated person (as that term is defined in the 1940 Act) of such entities, the disclosure of any of PNC Advantage Funds’ portfolio securities for any non-routine but legitimate business purposes shall be approved by PNC Advantage Funds’ President, Vice President, Treasurer, CCO, or the Adviser’s President in advance of such disclosure. This requirement shall not apply to the disclosure of PNC Advantage Funds’ portfolio securities to PNC Advantage Funds’ existing service providers of auditing, custody, proxy voting and other services to PNC Advantage Funds in connection with the provision of their services to PNC Advantage Funds, or as otherwise provided herein.
     The Board shall receive quarterly reports stating whether disclosures were made concerning PNC Advantage Funds’ portfolio holdings in contravention of these policies and procedures during the previous quarter, and if so, such report shall describe to whom and under what circumstance such disclosures were made.
     B. The section entitled “TRUSTEES AND OFFICERS” on pages 22-27 of the SAI is to be deleted and replaced in its entirety with the following:
TRUSTEES AND OFFICERS
     The business and affairs of PNC Advantage Funds are managed under the direction of PNC Advantage Funds’ Board of Trustees in accordance with Delaware law and PNC Advantage Funds’ Agreement and Declaration of Trust. Information pertaining to the Trustees and officers of PNC Advantage Funds is set forth below. None of the Trustees are affiliated with the Adviser or its affiliates and none are “interested persons” of PNC Advantage Funds as defined in Section 2 (a)(19) of the 1940 Act. The Trustees and Officers of the Funds are Trustees/Directors and officers of other registered investment companies managed, advised, administered or distributed by the Adviser or its affiliates. A list of the Trustees and officers of PNC Advantage Funds and a brief statement of their present positions and principal occupations during the past five years are set out below.

Number of
Portfolios in
	Position Held		Fund	Other Directorships
Name, Address[1]	with		Complex[3]	Held by Trustee
Age and	Fund and Length	Principal Occupation(s)	Overseen by	During Past
Date of Birth	of Time Served[2]	During Past 5 Years	Trustee	5 Years[4]
John R. Murphy—76 Date of Birth: 1/7/34	Trustee and Co-Chairman of the Board Since February 8, 2010	Vice Chairman, National Geographic Society, March 1998 to present; Managing Partner, Rock Solid Holdings, 2009 to present.	11 registered investment companies consisting of 36 portfolios	Director, Omnicom Group, Inc. (media and marketing services); Director, Sirsi Dynix (technology).

Robert D. Neary — 77 Date of Birth: 9/30/33	Trustee Since August 1998; Co-Chairman of the Board Since February 8, 2010; Chairman of the Board from August 1998 to February 8, 2010	Retired; Co-Chairman of Ernst & Young LLP (an accounting firm), 1984-1993.	11 registered investment companies consisting of 36 portfolios	Director, Strategic Distribution, Inc. (sales and management of maintenance supplies) until March 2007; Director, Commercial Metals Company.
SP-ADVSAI-1210

Number of
Portfolios in
	Position Held		Fund	Other Directorships
Name, Address[1]	with		Complex[3]	Held by Trustee
Age and	Fund and Length	Principal Occupation(s)	Overseen by	During Past
Date of Birth	of Time Served[2]	During Past 5 Years	Trustee	5 Years[4]
Dorothy A. Berry — 67 Date of Birth: 9/12/43	Trustee Since April 2006	President, Talon Industries, Inc. (administrative, management and business consulting), since 1986; Chairman, Independent Directors Council since 2010.	11 registered investment companies consisting of 36 portfolios	Chairman and Director, Professionally Managed Portfolios.

Kelley J. Brennan — 68 Date of Birth: 7/7/42	Trustee Since April 2006; Chairman of the Audit Committee since August 2007	Retired; Partner, PricewaterhouseCoopers LLP (an accounting firm), 1981 — 2002.	11 registered investment companies consisting of 36 portfolios	None.

John G. Drosdick — 67 Date of Birth: 8/9/43	Trustee Since November 1, 2010	Retired; Chairman, Chief Executive Officer and President, Sunoco, Inc. (manufacturer and marketer of petroleum and petrochemical products), 2000 — 2008.	11 registered investment companies consisting of 36 portfolios	Director, United States Steel Corporation (steel producer); Director, H.J. Heinz Company (U.S.-based food company); Director, Lincoln Financial Corporation (financial services) until 2005.

Richard W. Furst — 72 Date of Birth: 9/13/38	Trustee Since August 1998	Consultant and Private Investor, Dean Emeritus and Garvice D. Kincaid Professor of Finance (Emeritus), Gatton College of Business and Economics, University of Kentucky, since 2003.	11 registered investment companies consisting of 36 portfolios	Director, Central Bank & Trust Co.; Director, Central Bancshares.

Dale C. LaPorte — 68 Date of Birth: 1/04/42	Trustee Since April 2005; Chairman of the Legal Compliance Committee since May 2009	Retired; Senior Vice President and General Counsel, Invacare Corporation (manufacturer of healthcare products), December 2005-2008; Partner, 1974 — 2005 and Chairman of Executive Committee, 2000 — 2004, of Calfee, Halter & Griswold LLP (law firm).	11 registered investment companies consisting of 36 portfolios	Director, Invacare Corporation.
SP-ADVSAI-1210

Number of
Portfolios in
	Position Held		Fund	Other Directorships
Name, Address[1]	with		Complex[3]	Held by Trustee
Age and	Fund and Length	Principal Occupation(s)	Overseen by	During Past
Date of Birth	of Time Served[2]	During Past 5 Years	Trustee	5 Years[4]
L. White Matthews, III—65 Date of Birth: 10/5/45	Trustee Since February 8, 2010	Director and Chairman of the Board of Constar International Inc. (plastic packaging manufacturer), 2009 to present; Chairman and Director, Ceridian Corporation (payroll and human resources services), 2003 to 2007.	11 registered investment companies consisting of 36 portfolios	Director, Matrixx Initiatives, Inc. (pharmaceuticals); Imation Corp. (data storage products).

Edward D. Miller, Jr.—67 Date of Birth: 2/1/43	Trustee Since February 8, 2010	Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997 to present.	11 registered investment companies consisting of 36 portfolios	Director, Care Fusion (health care devices).

Name, Address	Position with the Fund
Age and	and Length	Principal Occupation(s)
Date of Birth	of Time Served	During Past 5 Years
Kevin A. McCreadie[5] Two Hopkins Plaza, 4th Floor Baltimore, MD 21201 Date of Birth: 8/14/60 Age: 50	President Since February 2010	President and Chief Executive Officer, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.), since March 2004; Chief Investment Officer of PNC Capital Advisors, LLC since 2002; Chief Investment Officer of PNC Asset Management Group since 2007; Executive Vice President of PNC Bank, N.A. since 2007.

Jennifer E. Spratley[5] Two Hopkins Plaza, 4th Floor Baltimore, MD 21201 Date of Birth: 2/13/69 Age: 41	Vice President Since March 2010	Managing Director and Head of Fund Administration, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.) since 2007; Treasurer, PNC Capital Advisors, Inc., September 2007 — September 2009; Unit Leader, Fund Accounting and Administration, SEI Investments Global Funds Services 2005 to 2007; Fund Accounting Director, SEI Investments Global Funds Services 1999 to 2007.

Jeffrey P. Pruitt 1900 East 9th Street, 14th Floor Cleveland, OH 44114 Date of Birth: 8/30/71 Age: 39	Chief Compliance Officer Since November 2010	Head of Compliance Programs, PNC Capital Advisors, LLC since October 2010; Chief Compliance Officer, Thrivent Financial for Lutherans (“Thrivent”), February 2010-May 2010; Director of Investment Company Compliance, Thrivent, 2004-February 2010.

John F. Kernan[5] 1900 East 9th Street, 14th Floor Cleveland, OH 44114 Date of Birth: 9/17/65 Age: 45	Treasurer Since May 2008 (formerly Assistant Treasurer from February 2005 to May 2008)	Senior Vice President and Director of Financial Fund Administration, PNC Capital Advisors, LLC (formerly Allegiant Asset Management Company), since July 2004; Senior Vice President, National City Bank, June 2004 — September 2009.
SP-ADVSAI-1210

Name, Address	Position with the Fund
Age and	and Length	Principal Occupation(s)
Date of Birth	of Time Served	During Past 5 Years
Savonne L. Ferguson[5] Two Hopkins Plaza, 4th Floor Baltimore, MD 21201 Date of Birth: 10/31/73 Age: 37	Secretary since November 2010 (formerly Assistant Secretary from June 2010 to November 2010)	Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (formerly, PNC Capital Advisors, Inc.) since 2010; Vice President, PNC Capital Advisors, Inc. 2007-2009; Assistant Vice President, PNC Capital Advisors, Inc. 2002-2007.

VACANT	Assistant Secretary

Patrick Glazar[6] 103 Bellevue Parkway Wilmington, DE 19809 Date of Birth: 7/8/67 Age: 43	Assistant Treasurer Since May 2008 (formerly Treasurer from February 2006 to May 2008)	Vice President and Senior Director, Accounting and Administration, BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) since September 2002.

[1]	Each Trustee can be contacted by writing to PNC Advantage Funds, c/o PNC Capital Advisors, LLC, Two Hopkins Plaza, 4th Floor, Baltimore, MD 21201, Attention: Savonne L. Ferguson.

[2]	Each Trustee shall hold office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement, or inability otherwise to serve, or if sooner than any of such events, until the next meeting of Shareholders called for the purpose of electing Trustees or consent of Shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor. Any Trustee may be removed, with or without cause, by the Board of Trustees by action of a majority of the Trustees then in office, or by vote of the Shareholders at any meeting called for that purpose. Any Trustee may resign at any time by giving written notice to the secretary of the Trust or to the Board of Trustees. Such resignation shall be effective upon receipt, unless specified to be effective at some later time.

[3]	The “Fund Complex” is comprised of eleven registered investment companies for which the Adviser or any of its affiliates serves as investment adviser. The number of portfolios overseen by the Trustees includes the PNC Alternative Investment Funds (three portfolios), PNC Funds (thirty portfolios) and PNC Advantage Funds (three portfolios).

[4]	Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the 1940 Act. In addition to PNC Advantage Funds, each Trustee serves as a Trustee of PNC Funds and a Director of the PNC Alternative Investment Funds complex. Messrs. Murphy and Neary serve as Co-Chairmen of PNC Funds and the PNC Alternative Investment Funds complex.

[5]	Mmes. Ferguson and Spratley and Messrs. Kernan, Pruitt and McCreadie also serve as Officers of PNC Funds and PNC Alternative Investment Funds in their same capacities.

[6]	Mr. Glazar also services as an Officer of PNC Funds in the same capacity.
     The information above includes each Trustee’s principal occupation during the last five years or longer if relevant to the Trustee’s qualifications to serve on the Board. Each Trustee possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Trustee. The cumulative background of the Trustees, and the role each plays as a member of a board that collectively possesses the talents needed for the representation of shareholder interests led to the conclusion that each Trustee should serve as a Trustee for PNC Advantage Funds. Among others, the following attributes were specifically noted in the evaluation of the Trustees: Mr. Murphy spent decades as a publishing executive and served as the chief executive officer of two significant non-profit enterprises. Mr. Neary brings over four decades of financial and accounting expertise to the Board, in addition to senior executive-level management experience. Ms. Berry, an attorney by training, has been an executive in various aspects of the finance and mutual fund industry for more than thirty years. Mr. Brennan has spent much of his accounting career in the mutual fund industry. Mr. Drosdick brings experience as a senior executive of a major corporation and as a director of both commercial and financial companies. Dr. Furst has substantial academic and professional experience in finance, including serving as an Endowed Professor of Finance and as Dean of the Gatton College of Business and Economics. Mr. LaPorte, also a lawyer, brings to the Board years of experience counseling business entities of all kinds. Mr. Matthews has served as the chief financial officer
SP-ADVSAI-1210

of two large enterprises and brings a significant depth of experience to the Board. Dr. Miller has demonstrated leadership and management abilities evidenced in his senior executive positions. In addition, with the exception of Mr. Drosdick who just recently joined the Board, the Trustees’ previous experience on the Board provides a deep understanding of the issues impacting the shareholders of the Funds.
     The Board has appointed two independent Trustees as Co-Chairmen of the Board. The Board has also engaged the Adviser and Co-Administrators to manage and administer the Funds and to retain other service providers, as necessary. All parties engaged to render services to the Funds are subject to the oversight of the Board. The Co-Chairmen preside at meetings, oversee preparation of meeting agenda, serve as liaison to the third-party service providers and other Trustees and officers and perform such acts and duties as may be permitted by the PNC Advantage Funds’ Agreement and Declaration of Trust, Bylaws, policies and governing law. Each Co-Chairman may also perform such other functions as may be delegated by the Board from time to time. The designation of the Co-Chairmen does not impose on either Independent Director any duties, obligations or liability beyond that imposed on such person as a member of the Board generally. The Board conducts regular quarterly meetings and special meetings, either in person or telephonically to ensure the uninterrupted oversight of the management of PNC Advantage Funds. The Board regularly meets separately from the Adviser and other service providers to consider matters that are scheduled to come before the Board and to meet periodically with PNC Advantage Funds’ Chief Compliance Officer. As part of its duties, the Board oversees risk relating to the Funds. Through reports and interactions with the Adviser during and between meetings, the Board monitors various types of risk including, but not limited to, investment risk, operational risk and enterprise risk as well as the operation of the Adviser’s risk management program. There can be no assurance that all components of risk have been identified by the Board. The Board relies on professionals, such as the independent registered public accountants and legal counsel, to assist the Trustees in performing their oversight responsibility. The Board has established the committees described below, and may establish ad hoc committees from time to time to assist the Board in fulfilling its oversight responsibilities. The Board believes that its leadership structure is appropriate because it enables the Board to exercise informed and independent judgment over matters under its purview by the delegation of responsibility among committees of the Board and frequent communications with professionals retained to serve the Funds, including the Adviser, legal counsel, financial and accounting professionals and compliance personnel, all of whom enhance the Board’s oversight.
     PNC Advantage Funds’ Board has formed three committees: an Audit Committee, a Nominating Committee, and a Legal Compliance Committee. Each Committee is composed of the Trust’s nine Trustees: Robert D. Neary, Dorothy A. Berry, Kelley J. Brennan, John G. Drosdick, Richard W. Furst, Dale C. LaPorte, L. White Matthews, III, Edward D. Miller, Jr., and John R. Murphy.
     The Audit Committee generally oversees PNC Advantage Funds’ accounting and financial reporting process. Among its responsibilities, the Audit Committee annually determines the engagement and compensation of the PNC Advantage Funds’ Independent Registered Public Accounting Firm, reviews and approves the audit and non-audit services performed by the Independent Registered Public Accounting Firm, evaluates the adequacy of PNC Advantage Funds’ internal financial and disclosure controls, oversees the audit process and reviews with the auditors the scope and results of the audit of PNC Advantage Funds’ financial statements. The Audit Committee was established on May 22, 2003 and held four formal meetings during the last fiscal year.
     The function of the Nominating Committee is to identify candidates for election to the Board using a variety of means as it determines are necessary or appropriate, including recommendations of shareholders or members, as described below. The Committee may also solicit recommendations from current and former Trustees/Directors, management or others who may be familiar with qualified candidates. The Committee may, in its sole discretion, retain and terminate any search firm (and approve such search firm’s fees and other retention terms) to assist in the identification of candidates. In considering candidates for Trustee/Director nominee, the Committee shall give due consideration to the overall Board balance of diversity of skills, perspectives, backgrounds and experiences. The Nominating Committee met once during the last fiscal year.
     The Nominating Committee is responsible for identifying and recommending qualified candidates for election to the Board. The Committee shall accept and review shareholder nominations for Trustees who are not “interested persons” of PNC Advantage Funds as defined under Section 2(a)(19) of the 1940 Act. The Nominating Committee will evaluate the nominees’ qualifications for Board membership and their independence from the PNC
SP-ADVSAI-1210

Advantage Funds’ investment adviser and other principal service providers. Specific qualifications will be based on the needs of the Board at the time of the nomination. A shareholder nomination for Trustee may be submitted to the Trust by sending the nomination to the Trust’s Secretary at Two Hopkins Plaza, Baltimore, MD 21201 with the following information:
•	Shareholder’s name, the fund name and number of fund shares owned and length of period held;
•	Name, age and address of candidate;
•	A detailed resume describing , among other things, the candidate’s educational background, occupation, employment history, financial knowledge and expertise and material outside commitments (e.g., memberships on other boards and committees, charitable foundations, etc.);
•	Number of fund shares owned by the candidate and length of time held;
•	A supporting statements which (i) describes the candidate’s reasons for seeking election to the Board of Trustees and (ii) documents his/her ability to satisfy the director qualifications described in the board’s policy; and
•	A signed statement from the candidate confirming his/her willingness to serve on the Board of Trustees.
     The Secretary will submit all nominations to the Committee. The Committee shall assess shareholder nominees in the same manner it reviews its own nominations.
     The Legal Compliance Committee includes all Independent Trustees. The Legal Compliance Committee is responsible for the confidential receipt, retention and consideration of any report of evidence of a material violation of securities laws relating to the Funds or Adviser. The Legal Compliance Committee was established on May 14, 2009 and did not meet during the last fiscal year.
     C. The section entitled “Certain Interests of Independent Trustees” on pages 28-29 of the SAI is to be deleted and replaced in its entirety with the following:
Certain Interests of Independent Trustees
     A number of Independent Trustees serve on the boards of other companies that are not affiliated with PNC Advantage Funds. Those companies may, from time to time, engage in non-routine banking transactions with PNC Bank, N.A. (“PNC Bank”), the parent company to the Adviser. The Independent Trustees have no personal interest in the transactions and may only be aware of them in their capacity as board members of such companies. The general nature of the transactions is described briefly below.
     PNC Bank is one of eleven banks of a lending syndicate that extends a line of credit, in the ordinary course of business, to Invacare Corporation (“Invacare”), a company of which Mr. LaPorte is a director. As of December 31, 2009, PNC Bank’s total obligation as part of the syndicate is limited to 30% of the total value of the line of credit extended to Invacare. As of December 31, 2009, the PNC Bank portion of the balance outstanding was $0. In addition, Invacare utilizes PNC Bank for certain treasury management and capital markets services, for which the bank receives customary fees and expenses.
     PNC Bank is also one of thirty-three banks that extends a line of credit, in the ordinary course of business, to affiliates of Omnicom Group, Inc. (“Omnicom”), a company of which Mr. Murphy is a director. As of December 31, 2009, Omnicom had an outstanding borrowing from PNC Bank under the credit facility of $0.
     Mr. Drosdick serves on the Board of Trustees of the Philadelphia Museum of Art, which has a $25 million revolving line of credit with PNC Bank. As of December 31, 2009, the balance on the line of credit was $0. In addition, Mr. Drosdick serves as a director for United States Steel Corporation (“U.S. Steel”). PNC Bank participates in a syndicate that provides a $750 million credit facility to U. S. Steel. As of the end of 2009, PNC Bank is responsible for $66.7 million under the credit facility, which will expire on May 11, 2012. There was a $0 balance as of December 31, 2009. PNC Bank is further responsible for $125 million of purchase commitments under a Receivables Purchase Agreement, with $0 outstanding as of December 31, 2009. Finally, PNC Bank is obligated for $73 million under a Reimbursement Agreement for Standby Letters of Credit, all of which are fully
SP-ADVSAI-1210

collateralized. Mr. Drosdick also serves on the board of H. J. Heinz Company (“H.J. Heinz”), which has $110,000,000 in outstanding lines of credit for which PNC Bank is responsible as a participant in a syndicate. There was $0 outstanding as of December 31, 2009. In addition, PNC Bank is responsible for $175,000,000 of purchase commitments for which $146,800,000 was outstanding on December 31, 2009. Both U.S. Steel and H.J. Heinz engage in various commercial and/or investment banking activities (including short term loans and cash management programs) with PNC Bank, for which the bank receives customary fees and expenses. Lastly, Mr. Drosdick serves on the board of the Merion Golf Club, which has lines of credit with PNC Bank totaling $2.5 million. As of December 31, 2009, there was $0 balance outstanding.
     D. Under the section entitled “COUNSEL” on page 37 of the SAI, the first sentence in the paragraph is to be deleted and replaced in its entirety with the following:
     Ropes & Gray LLP, with offices at Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600, is counsel to PNC Advantage Funds.
Please contact PNC Advantage Funds at 1-800-364-4890 for more information.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SP-ADVSAI-1210